Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MCTC Holdings, Inc. (the “ Company”) on Form 10-Q for the quarter ending November 30, 2019, as filed with the Securities and Exchange Commission on January 14, 2020, (the “Report”), I, Arman Tabatabaei, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2020	/s/ Arman Tabatabaei
Arman Tabatabaei
Chief Executive Officer and Chief Financial Officer